UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2012

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6908	11-1988350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
World Financial Center 200 Vesey Street New York, NY		10285
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (866) 572-4944

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance by American Express Credit Corporation (the “Company”), on June 12, 2012, of (i) $1,250,000,000 aggregate principal amount of its 1.750% Fixed Rate Medium-Term Senior Notes, Series D, due June 12, 2015 and (ii) $750,000,000 of its Floating Rate Medium-Term Senior Notes, Series D, due June 12, 2015, pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-160018) (the “Registration Statement”).

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5	Opinion and Consent of David S. Carroll, Esq.
23	Consent of Counsel (included in Exhibit 5)

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION (REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  June 12, 2012

Exhibit Index

Exhibit
5	Opinion and Consent of David S. Carroll, Esq.
23	Consent of Counsel (included in Exhibit 5)